Supplement dated 12-11-08 to the current prospectus for
John Hancock Global Small Cap Opportunities Fund

FUND NAME AND STRATEGY CHANGE

On December 9, 2008, the Board of Trustees of John Hancock Funds III approved the change of the fund’s name from the John Hancock Global Small Cap Opportunities Fund to the John Hancock Small Cap Opportunities Fund (the “Fund”) and changed the Fund’s investment policy from a global small cap value fund to a domestic small cap growth fund.

GOAL AND STRATEGY

In the “Fund summary” section under “Goal and strategy,” the first, second and fourth paragraphs have been amended and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $10 million to $3.2 billion as of October 31, 2008). Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the management team emphasizes a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for growth companies with earnings growth and price momentum that it believes are undervalued relative to their long-term growth prospects.

The fund may invest up to 15% of its net assets in a basket of U. S. dollar-denominated and non-dollar denominated foreign equity and debt securities and may invest up to 15% of net assets in bonds of any maturity rated as low as CC by Moody’s and Ca by S&P and their unrated equivalents (bonds rated Ba and below by Moody’s and BB and below by S&P are considered junk bonds). The fund may short-sell up to 15% of the fund’s net assets for non-speculative purposes to manage volatility. The fund may make use of certain derivatives (investment whose value is based on securities, indexes or currencies).

MAIN RISKS

Under the “Main risks” section, the following risks are amended and restated:

Equity securities risk Equity securities include common, preferred and convertible preferred stocks and securities, the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. The value of a company’s equity securities is subject to changes in the company’s financial condition and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.

Fixed-income securities risk A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Under the “Main risks” section, the following risk has been added:

Short sales risk Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

PORTFOLIO MANAGER

In the “Fund details” section, under the “Who’s who” subsection, the “Portfolio manager” section is amended and restated as follows:

Below is a brief biographical profile of the leader of the fund’s investment management team. For more about this individual, including information about his compensation, other accounts he manages and any investment he may have in the fund, see the SAI.

Daniel H. Cole, CFA
●	Joined fund in 2008
●	Vice president and portfolio manager, MFC Global Investment
Management (U.S.), LLC (since 2008)
●	Director and senior equity portfolio manager, Columbia Management
Group (2001-2008)
●	Vice president and portfolio manager, Neuberger Berman Management
Company (1999-2001)
●	Vice president and portfolio manager, Centura Bank (1996-1999)
●	Began business career in 1993